     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1997
                                                      REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                   FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                       FRIEDE GOLDMAN INTERNATIONAL INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                       3731                     72-1362492
   (STATE OR OTHER        (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER
     JURISDICTION          CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)
 OF INCORPORATION OR
    ORGANIZATION)

                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201
                                (601) 352-1107
              (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------
                                J. L. HOLLOWAY
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201
                                (601) 352-1107
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------
             copy to:                                 copy to:


          THOMAS P. MASON                        ROBERT D. CAMPBELL
      Andrews & Kurth L.L.P.                   Thompson & Knight, P.C.
    4200 Texas Commerce Tower              1700 Pacific Avenue, Suite 3300
       Houston, Texas 77002                   Dallas, Texas 75201-4693
          (713) 220-4200                           (214) 969-1700

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                                ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-27599

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
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
                                             PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF            AGGREGATE OFFERING      AMOUNT OF
        SECURITIES TO BE REGISTERED              PRICE(1)      REGISTRATION FEE(2)
----------------------------------------------------------------------------------
Common Stock, $.01 par value...............    $91,200,750           $27,637
----------------------------------------------------------------------------------
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
(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).
(2) The Company has previously paid a fee of $26,011.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-27599) filed by Friede Goldman International Inc. with the Securities and Exchange Commission on May 22, 1997, as amended by Amendment No. 1 thereto filed on June 30, 1997, Amendment No. 2 thereto filed on July 11, 1997 and Amendment No. 3 thereto filed on July 16, 1997, which was declared effective on July 18, 1997, are incorporated herein by reference.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi, on July 21, 1997.

                                          Friede Goldman International Inc.

                                                /s/ James A. Lowe, III
                                          By___________________________________
                                                    James A. Lowe, III
                                               General Counsel and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                *
------------------------------------
           J. L. Holloway            Chairman of the Board,
                                      President and Chief
                                      Executive Officer
                                      (Principal Executive
                                      Officer)                       July 21, 1997
                *
------------------------------------
           John F. Alford            Chief Financial Officer
                                      (Principal Financial
                                      Officer)                       July 21, 1997
                *
------------------------------------
       Robert C. Andrews, Jr.        Treasurer (Chief Accounting
                                      Officer)                       July 21, 1997

------------------------------------
         Richard L. Marler           Director
                *
------------------------------------
         Ronald W. Schnoor           Director                        July 21, 1997
       /s/ James A. Lowe, III
------------------------------------
         James A. Lowe, III          Director                        July 21, 1997
                *
------------------------------------
          Bruce G. Malcolm           Director                        July 21, 1997

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

------------------------------------
         Jerome L. Goldman           Director
                 *
------------------------------------
             Ray Mabus               Director                        July 21, 1997
                 *
------------------------------------
           Howell W. Todd            Director                        July 21, 1997

*By: /s/ James A. Lowe, III
  -------------------------
  James A. Lowe, III
  Attorney-in-Fact

 EXHIBITS
 --------
    1.1   --Certificate of Registrant as to payment of additional registration fee.
    5.1   --Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.
   23.1   --Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).
   23.2   --Consent of Price Waterhouse LLP.
  *24.1   --Powers of Attorney.

--------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-25799).